As filed with the Securities and Exchange Commission on October 13, 2006

1933 Act Registration No. 033-48940

1940 Act Registration No. 811-06722

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 37

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 37

FORWARD FUNDS

(Exact Name of Registrant as Specified in Charter)

433 California Street, 11th Floor

San Francisco, California 94104

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-999-6809

J. ALAN REID, JR.

Forward Funds

433 California Street, 11th Floor

San Francisco, California 94104

(Name and address of agent for service of process)

COPIES TO:

DOUGLAS P. DICK

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, California 92660-8842

(Name and address of agent for service of process)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)

☐	On pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

Class A and Class C Shares

_________ __, 2006

Forward Long/Short Credit Fund

Prospectus dated _________ __, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to say otherwise.

The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Fund are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers thirteen other portfolios, including Class A, Class C and Investor and Institutional Class shares of certain of the Forward Funds, by separate prospectuses, which are available upon request.

The Forward Long/Short Credit Fund is only available for purchase by investors who meet certain net worth or minimum investment requirements.

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FORWARD LONG/SHORT CREDIT FUND

OBJECTIVE

The Forward Long/Short Credit Fund (the “Fund”) seeks to maximize total rate of return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY – LONG/SHORT CREDIT ANALYSIS

The Forward Long/Short Credit Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The Fund may also invest a substantial portion of its assets in interest rate swaps, credit default swaps, total return swaps, futures and options and other derivative instruments. The Fund will be actively managed and will seek to maximize total rate of return and minimize investment risk using a credit-based, relative value investment strategy. The Fund will seek to deliver uncorrelated returns versus other investment alternatives and asset classes by taking advantage of relative value, cross-over trading opportunities and market anomalies and inefficiencies across a wide array of the credit risk markets.

The Fund uses a “credit long/short” investment strategy based on credit assessments of individual issues and sectors, rather than relying on a forecast of the future direction of interest rates. This investment strategy also incorporates certain “relative value” elements. The Fund’s sub-advisor will screen various sectors in order to attempt to locate undervalued and overlooked opportunities, as well as to attempt to exploit certain arbitrage opportunities among the various fixed income markets. The Fund’s sub-advisor expects to express positive views on specific credits by taking long positions in cash bonds and/or selling credit default swaps and negative views on specific credits by taking short positions in cash bonds and/or purchasing credit default swaps. The sub-advisor may at any time position Fund investments in any industry sector, although the Fund will not invest more than 25% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in any one industry sector. The Fund may invest up to 15% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in the securities of a single issuer or credit.

The Fund may invest in debt securities rated investment grade and below investment grade, including certain “unrated” securities, which may include private placements and restricted securities. Securities rated in the “Baa” category or above by Moody’s Investors Service (“Moody’s”), or “BBB” category or above by Standard & Poor’s Corporation (“S&P”), or Fitch Investors Service (“Fitch”), or comparable unrated securities are referred to as investment grade securities. Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. The Fund may invest in below investment grade securities without restriction.

The Fund will seek to control risk by hedging portfolio risk through both long and short positions, based on individual credit evaluations, as well as by engaging in certain strategies such as interest rate swaps, credit default swaps, total return swaps, futures and options to hedge the portfolio’s interest rate risk. However, there is no assurance that any hedging techniques employed by the Fund’s sub-advisor will be successful or that hedging strategies will be available if sought by the Fund’s sub-advisor. The Fund may also engage in such strategies in an attempt to achieve the Fund’s investment objective.

The Fund may also engage in borrowing for cash management purposes or for investment purposes. Borrowing for investment purposes and the use of short selling and certain derivative strategies creates leverage, which can increase the risk and volatility of the Fund.

Municipal Bonds

To the extent deemed by the Fund’s sub-adviser to be consistent with the objective of maximizing total return, the Fund may invest without limit in federally tax-exempt municipal bonds. If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally not be subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax-exempt obligations would generally be taxable to shareholders. There is no assurance that the Fund will invest at least 50% of its assets in tax-exempt municipal bonds. The Fund will not be managed to qualify a specified portion of its distributions as tax-exempt.

It should also be noted that interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If a tax-exempt shareholder invests in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. In addition, if the Fund invests less than 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in federally tax-exempt municipal bonds, which may be the case from time to time, no portion of the Fund’s distributions would be designated as tax-exempt dividends.

Generally, municipal bonds are issued as general obligations of a state or local government which are secured by the issuer’s taxing power, or as revenue bonds which are secured by user fees and other revenues pledged to pay debt service on such bonds. The major portion of municipal bonds are issued to fund public projects, including economic development, education, electric power, healthcare, housing, transportation, water and sewer, and pollution control.

In addition, U.S. Federal tax law has enabled governmental issuers to issue billions of dollars of tax-exempt municipal bonds on behalf of certain corporate entities for various qualified purposes. Corporate-backed municipal bonds are typically issued as limited obligations of a governmental issuer payable from revenues derived pursuant to a loan, lease, installment sale or financing agreement with a corporate entity (including, but not limited to, such entities as airlines, electric utilities, healthcare facilities and industrials). Such bonds are typically treated as a long term-debt on a parity with senior unsecured bonds issued by such corporate entity, except that interest payable on corporate-backed municipal bonds is federally tax-exempt. Subject to certain requirements, the Fund may be permitted to pass through to its shareholders the interest earned on municipal bonds as federally tax-exempt interest dividends. For more information see “DIVIDENDS AND TAXES” below. In addition, corporate credits in the municipal bond market generally trade at a higher pre-tax yield than an equivalent corporate credit in the corporate bond market and therefore, it is possible for investments in corporate-backed municipal bonds to achieve higher relative returns than comparable investments in corporate bonds.

Other Publicly Traded Fixed Income Securities

The Fund may also invest in other corporate or municipal bonds, notes and other debentures, convertible bonds, preferred stock, warrants, rights and similar instruments that are actively traded in the public markets.

Non-Publicly Traded Fixed Income and Other Securities

The Fund may invest up to 5% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in securities that are not publicly-traded.

Short Sales and Borrowing

The Fund may make short sales of securities both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. A short sale is a transaction in which the Fund sells a security it does not own (and that it borrows) in anticipation that the market price of that security will decline. When the Fund sells a security short, it incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases the security for delivery to the securities lender. The Fund will realize a gain if, at that time, the price of the security is less than the price of the security when it was sold short, and will realize a loss, if, at that time, the price of the security is greater than the price of the security when it was sold short. The aggregate amount of the Fund’s outstanding short positions may be in an amount up to 100% of its net assets. When the Fund’s outstanding short positions equal its net assets, it is “100% short.” The decision to engage in short selling is at the discretion of the Fund’s sub-advisor and the Fund may not engage in short selling or may take short positions in amounts less than 100% of its net assets.

The Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

The Fund’s use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund’s investment goal, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses the short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The best overall results typically will be achieved in declining securities markets. In rising securities markets the risk of loss is likely.

The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker- dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

The Fund may also, in addition to engaging in short selling, borrow from banks for investment purposes, subject to the requirement that the Fund, immediately after such borrowing, must have “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act of 1940), bears to the aggregate amount of such borrowing.

Performance Fee and Investors

Included in the ordinary operating expenses of the Fund (as discussed below) is a performance fee paid to the Fund’s investment advisor, equal to 20% of the Fund’s performance calculated on a daily basis. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. For more information see “MANAGEMENT OF THE FUND – Performance Fees” below.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LONG/SHORT CREDIT FUND?

As with any mutual fund investment, an investment in the Forward Long/Short Credit Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value and the Fund’s short selling and borrowing activities may cause losses to the Fund, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

• Nature of Investments

Subject to the Fund’s investment policies, the sub-advisor has broad discretion in making investments for the Fund. The Fund’s investments generally consist of municipal bonds, corporate bonds and other fixed income securities that may be affected by business, financial market or legal uncertainties. There can be no assurance that the sub-advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments or on the results of short selling or borrowing activity. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments. In addition, the value of the Fund’s portfolio may fluctuate as the general level of interest rates fluctuates.

• Debt Securities

Debt securities in which the Fund may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund’s investments in bonds. Investments in these types of securities pose the risk that the Fund’s sub-advisor’s forecast of the direction of interest rates might be incorrect. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. The Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

The Fund may take positions in debt securities which rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may take positions in debt securities which are not protected by financial covenants or limitations on additional indebtedness. The Fund may invest in securities which are moral obligations of issuers or subject to appropriations. In such situations, the Fund will be subject to additional credit and liquidity risks.

• Lower-Rated Debt Securities

The Fund may invest in debt securities rated investment grade and below investment grade. Securities rated in the “Baa” category or above by Moody’s, or “BBB” category or above by S&P or Fitch or comparable unrated securities are referred to as investment grade securities. Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. The Fund may invest in below investment grade securities without restriction.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Although they may offer higher yields than higher rated securities, high-risk, low-rated debt securities and comparable unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

• Derivatives

Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund may invest in derivatives both for hedging purposes and in an attempt to achieve investment returns consistent with the Fund’s investment objective. These instruments include options, futures contracts, forward currency contracts, swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps) and similar instruments. The Fund’s sub-advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. There is limited consensus as to what constitutes a “derivative” security. For the Fund’s purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies.

The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund’s sub-advisor takes these risks into account in its management of the Fund.

The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Investing for hedging purposes may result in certain additional transaction costs which may reduce a Fund’s performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Fund’s sub-advisor. Certain derivatives may create a risk of loss greater than the amount invested. Additional important risk factors with respect to derivative instruments that may be used by the Fund include:

•	Management Risk. Because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Investing in a particular derivative product requires an understanding of both the underlying instrument and the derivative itself without being able to observe the performance of the derivative under all possible market conditions.

•	Credit Risk. The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise comply with the contract’s terms. In addition, investments in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company upon which the credit default swap is based. Swap agreements also involve the risk that the Fund will not be able to meet its obligation to a counterparty.

•	Liquidity Risk. If a derivative transaction is particularly large, or if the market for such derivative instruments is illiquid (as is the case with many privately negotiated derivatives), the derivative may be difficult to purchase or sell and the sub-advisor may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Leverage Risk. Many derivatives have a leverage component. As a result, adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When derivatives are used to provide leverage, investments in the Fund may be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or “earmark” assets determined to be liquid by the sub-advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	Lack of Availability. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a contract, the sub-advisor may wish to enter into a similar contract in order to retain the Fund’s position in the derivative instrument, but may be unable to if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions or any particular type of derivatives transaction.

•	Market and Other Risks. Derivative instruments are subject to the risk that the market value of the instrument will change to the detriment of the Fund. If the sub-advisor inaccurately forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. A further description of these and other derivative instruments that the Fund may use are described in the Statement of Additional Information (“SAI”).

• Municipal Market and Tax Reform Risk

As the Fund will purchase the debt securities of municipal issuers, changes or proposed changes in federal tax laws could impact the value of those securities. Of particular concern would be large changes in marginal income tax rates or the elimination of the tax preference for municipal interest income versus currently taxable interest income. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio and such a failure could also result in additional taxable income to the Fund and/or shareholders. In addition, the municipal market is a fragmented market that is very technically driven. There can be regional variations in economic conditions or supply-demand fundamentals. Although the Fund may engage in short selling of municipal bonds and may enter into repurchase agreements for municipal bonds, due to operational and/or investment considerations, such activity may be infrequent and the Fund may not engage in such transactions. Any interest or other expenses incurred for the purchase of municipal bonds cannot be deducted. Bonds issued by municipalities must be held by beneficial owners for their interest to be treated as tax-exempt. The municipal market is predominantly a retail buyer driven market. For these reasons, the municipal bond market is subject to very different supply-demand fundamentals than corporate markets. Public information in the municipal market is also less available than in other markets, increasing the difficulty of evaluating and valuing securities. As opposed to the majority of municipal bonds outstanding, a portion of the municipal bonds held by the Fund may be secured by payments to be made by private companies and changes in market conditions affecting such bonds, including the downgrade of a private company obligated to make such payments, could have a negative impact on the value of Fund holdings, the municipal market generally, or the Fund’s performance.

• Short Sales

The Fund’s use of short sales involves additional investment risks and transaction costs. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a “short squeeze” could occur, causing the security’s price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. Because of the leveraging aspect of short selling (i.e. borrowing securities for the purpose of selling them to another party) adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile. The Fund must segregate or “earmark” liquid assets or otherwise cover its short positions on a daily mark-to-market basis.

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

The Fund’s short positions may equal up to 100% of the Fund’s net asset value, and it is possible that at certain times, the Fund may be approximately “100% short.” In rising securities markets its risk of loss will be greater than in declining securities markets. Over time, securities markets have risen more often than they have declined.

• Borrowing

The Fund may borrow money from banks in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceeds the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. Successful use of borrowing depends on the sub-advisor’s ability to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

The Fund may, to the extent legally permissible, utilize leverage for the purpose of generating incremental portfolio returns. Leverage creates an opportunity for an increased return to Fund shareholders, but it is a speculative technique in that it will increase the Fund’s exposure to declines in cash flows from, and decreases in market values of, the Fund’s assets.

The rights of lenders will be senior to the rights of Fund shareholders with respect to the payment of dividends or upon liquidation.

Under the Investment Company Act of 1940 (“1940 Act”), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Asset coverage for this purpose is determined based on the ratio that the Fund’s total assets less liabilities not represented by senior securities (such as bank borrowings) bears to the amount of bank borrowings incurred by the Fund. Stated another way, the Fund may borrow from banks in an amount up to 50% of the value of its net assets (not including such borrowings). Loans for temporary purposes not exceeding 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) are exempted from these limitations.

The terms of any borrowing may impose asset coverage requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund’s portfolio composition or on its use of various investment techniques or strategies. These requirements may have an adverse effect on the Fund. Nevertheless, it is not anticipated that the 1940 Act requirements will impede the sub-advisor in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

While the Fund may from time to time consider reducing leverage, for example, in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Fund. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the Fund’s total returns relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Some of the Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund.

• Portfolio Turnover

As a result of the Fund’s investment strategies, the Fund may experience a high portfolio turnover rate. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) for the Fund, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. However, the calculation of the Fund’s portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions that has a similar portfolio turnover rate.

• Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

• Fees

The Fund has a 20% performance fee based on the Fund’s performance. This fee is relatively high compared to typical mutual funds, and most mutual funds do not charge a performance fee. The Fund’s performance fee, if earned, will have the effect of reducing the Fund’s net investment returns. The performance fee may also provide the Fund’s sub-advisor with incentive to cause the Fund to engage in riskier investment strategies in order to realize investment return. While the performance fee will reward the Fund’s investment advisor and sub-advisor for positive investment performance, there is no proportional penalty for negative performance.

PERFORMANCE HISTORY

The Fund had not commenced operations as of the date of this prospectus and the Fund does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus.

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Long/Short Credit Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A		Class C
Performance Fee(1)	[__	]	[__	]
Management Fee	1.125%		1.125%
Distribution (12b-1) Fees(2)	0.25%		0.75%
Shareholder Services Fees(3)	0.10%		0.25%
Interest Payments on Borrowed Funds(4)	[__	]%	[__	]%
Other Expenses(5)	[__	]%	[__	]%
Total Annual Fund Operating Expenses	[__	]%	[__	]%
Fee Waiver(6)	[__	]%	[__	]%
Net Expenses	[__	]%	[__	]%

*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is also intended to discourage short-term trading of the Fund’s shares.

(1)	Performance fees of 20% of the Fund’s high watermarked performance are estimated based on an assumed 5% annual rate of return. Actual performance fees will depend on the Fund’s future returns.

(2)	The Fund has adopted Distribution Plans pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(3)	The Fund has adopted Shareholder Services Plans pursuant to which up to 0.10% of the average net assets attributable to the Class A shares and 0.25% of the net assets attributable to the Class C shares may be used to pay shareholder servicing fees.

(4)	Assumes leverage by borrowing in an amount equal to approximately 33-1/3% of the Fund’s total assets (including the amount borrowed) at an interest rate of [ ]%.

(5)	Other expenses are based on estimated amounts for the current fiscal year.

(6)	The Fund’s investment advisor has contractually agreed to limit the total expenses (exclusive of the performance fee, brokerage costs, interest, taxes and dividend and extraordinary expenses) of the Fund’s Class A and Class C shares until January 1, 2009 to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.50% and 2.25% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers or expense reimbursements made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Long/Short Credit Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place until January 1, 2009. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year
3 Years

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year
3 Years

(1)	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to the Fund.

• Defensive Positions; Cash Reserves

Under adverse economic, political or other market conditions or to meet anticipated redemption requests, the Fund may not follow its principal investment strategy. Under such conditions, the Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on the Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

• Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

• Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

• Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the price at which the Fund has valued the investment.

• Common Stocks

While the Fund invests primarily in debt securities and instruments or techniques related to debt securities, from time to time the Fund may find it beneficial to invest in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

• Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

• When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued and delayed-delivery basis. When the Fund agrees to purchase securities, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. The Fund may, however, sell a when-issued security prior to the settlement date.

• Certain Other Strategies

The Fund may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. The Fund may enter into repurchase and reverse repurchase agreements and dollar roll agreements. The Fund may also lend its portfolio securities. Please review the SAI if you wish to know more about these types of securities and their associated risks.

MANAGEMENT OF THE FUND

Investment Advisor

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds (each, a “Fund” and collectively, the “Funds”). Forward Management is a registered investment adviser that supervises the activities of the Forward Funds’ sub-advisors and has the authority to engage the services of different sub-advisors with the approval of the Trustees of the Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. Forward Management manages the assets of certain of the Funds directly, without the use of a sub-advisor, and has delegated this authority to the sub-advisors for the balance of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisor, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisors.

Advisory Fees

The Forward Long/Short Credit Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of the Fund:

Fund	Advisory Fee Paid to Advisor by Fund
Forward Long/Short Credit Fund	1.125% up to and including $500 million; 1.05% over $500 million up to and including $1 billion; and 0.975% over $1 billion

Performance Fees

Forward Management is also entitled to receive from the Fund a performance fee of 20% of the Fund’s performance, subject to a high watermark test. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance. “Performance” for this purpose is defined as changes in the Fund’s net asset value inclusive of adjustments for income, realized and unrealized gain or loss on securities, expenses, or other items, excluding distributions, which may affect the net asset value of the Fund calculated on a particular day. The Fund will not bear a performance fee for any day on which the Fund’s cumulative performance does not exceed its cumulative performance as of the day on which a performance fee was last accrued. The Fund will bear a performance fee for any day on which the Fund’s cumulative performance exceeds its cumulative performance as of the day on which a performance fee was last accrued. This high watermark test is measured from the Fund’s commencement of investment operations. Forward Management shall not be obligated to reimburse any accrued performance fees because of any negative performance occurring after their accrual. Any performance fee earned by Forward Management on a particular day (the “calculation day”) will be accrued (and therefore factored into the Fund’s net asset value calculation) on the subsequent day on which the Fund’s net asset value is calculated, but will not be factored into the net asset value determined on the calculation day.

To illustrate how the performance fee will be applied, if the Fund experiences a gain in net asset value per share of $0.05 on its first day of investment operations, the advisor would earn a performance fee of $0.01 per share, which would be deducted from the Fund’s net asset value on the following business day. If the Fund experiences a loss of net asset value per share of $0.05 (based on the Fund’s performance, as defined above) on its second day of operations relative to the net asset value calculated at the end of the first day of investment operations, the advisor would earn no performance fee on that day. Because the performance fee is subject to a “high watermark,” the advisor would only earn a performance fee on subsequent days if and to the extent that subsequent days’ cumulative performance exceeds the Fund’s previous “high watermark” (based on the Fund’s performance, as defined above).

The Fund pays these advisory and performance fees to Forward Management, which in turn pays the Fund’s sub-advisor sub-advisory and performance fees. Daily investment decisions for the Fund are made by the sub-advisor. The investment experience of the sub-advisor with respect to a similar account is described below under the heading “Sub-Advisor.”

A discussion regarding the basis for the Board of Trustees approving the investment advisory and investment sub-advisory contracts of the Fund will be available in the Funds’ annual report to shareholders for the fiscal year ending December 31, 2006.

Sub-Advisor

The sub-advisor for the Fund manages the assets of the Fund and makes decisions with respect to, and places orders for, all purchases and sales of the Fund’s securities and the implementation of the Fund’s investment strategy, subject to the general supervision of the Board of Trustees of the Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about sub-advisor and portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Forward Management has engaged the services of Cedar Ridge Partners, LLC (“Cedar Ridge”), an SEC registered investment adviser, to act as sub-advisor for the Fund. Cedar Ridge is located at 505 Park Avenue, 5th Floor, New York, NY 10022. As of September 30, 2006, Cedar Ridge had assets under management of $37.9 million. Alan E. Hart and Guy J. Benstead are responsible for the day-to-day management of the Fund; biographical information for Mr. Hart and Mr. Benstead is set forth below.

Alan E. Hart. Mr. Hart is the Managing Partner and Chief Investment Officer of Cedar Ridge Partners, LLC and serves as the Portfolio Manager for the Forward Long/Short Credit Fund. Since May 2004, Mr. Hart has also served as the Portfolio Manager of an unregistered hedge fund. Prior to founding Cedar Ridge in March 2004, he was an investment banker for 21 years specializing in municipal bonds, including “corporate-backed” issues in the airline, airport, electric utility, energy, industrial and power generation sectors. Until early 2004, he was a Managing Director at Bear, Stearns & Co. Inc. where he also managed high-yield, structured transactions and advised issuers in private equity and distressed debt situations. From 1986-1996, Mr. Hart was a Vice President and managed the Corporate-Related Group in the Municipal Bond Department at Goldman, Sachs & Co. Prior to joining Goldman Sachs, he spent three years at The First Boston Corporation. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.S. (Business) from California State University, Chico.

Guy J. Benstead. Mr. Benstead is a Partner and Chief Compliance Officer of Cedar Ridge Partners, LLC and serves as a Co-Portfolio Manager of the Forward Long/Short Credit Fund. Since March 2005, Mr. Benstead has also served as a Co-Portfolio Manager and Risk Manager of an unregistered hedge fund. Prior to joining Cedar Ridge, Mr. Benstead had an investment banking career that spanned over 22 years, with a specific focus on credit risk in the fixed income markets. From 1991 to 2005 he was a Managing Director in Institutional Fixed Income at Bear, Stearns & Co. Inc. in San Francisco. Prior to joining Bear, Stearns & Co. Inc. in 1991, he was a member of Gruntal & Company’s Institutional Fixed Income Group in San Francisco for one year. He began his career on Wall Street in 1983 with Drexel Burnham Lambert and spent seven years with the firm. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.A. (International Relations) from University of California, Davis.

Performance of Comparable Accounts

Performance of comparable accounts shows you how a substantially similar account, managed by the Fund’s sub-advisor, has performed in the past over a longer period of time. It does not show you how the Fund has performed or will perform. Presentations relating to the Fund’s portfolio managers are provided because it is the Fund’s sub-advisor that makes all investment decisions relating to the Fund.

Performance information has been provided by the Fund’s sub-advisor and is not within the control of Forward Management or the Fund. None of the performance or expense information regarding the comparable account has been verified by Forward Management or the Fund.

The chart below does not show you the performance of the Forward Long/Short Credit Fund — it shows the performance of a similar account managed by the sub-advisor.

The chart shows the historical performance of an unregistered hedge fund (the “Account”) that is managed by the Fund’s sub-advisor, Cedar Ridge Partners, LLC. The Account has investment objectives, policies and strategies that are substantially similar to those of the Fund. As of September 30, 2006, the Account is the only account, other than the Fund, managed by the sub-advisor.

The performance shows the historical track record of the sub-advisor and is not intended to imply how the Fund has performed or will perform. Total returns represent past performance of the Account and not the Fund. All reported total returns constitute net returns (i.e., gross returns, less management fees, performance fees and expenses). Net return data for 2005 is audited; 2006 data is unaudited.

Total Returns

Period	Account(1)	Lehman Brothers U.S. Corporate High Yield Index(2)	Lehman Brothers U.S. Municipal Index(3)
January 1, 2006 through September 30, 2006 (not annualized)	17.69%	7.34%	3.70%
April 1, 2005 through December 31, 2005 (not annualized)(4)	8.61%	4.28%	3.44%

(1)	This column shows performance after the advisory fees, performance fees and operating expenses charged to the Account have been deducted. The Fund’s fees and expenses are generally expected to be higher than those reflected in this table, which would reduce performance. The Account was not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if imposed, could have adversely affected the performance. The table reflects investment advisory fees, performance fees and transaction costs, but does not include all expenses normally paid by mutual funds. If these expenses were included, returns would be lower. Unlike the shares of the Fund, the Account does not charge a sales load and returns would be lower if a sales load was deducted.

(2)	Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. Investors cannot invest directly in the index.

(3)	Lehman Brothers U.S. Municipal Index is an unmanaged broad market performance benchmark for the tax-exempt bond market. Investors cannot invest directly in the index.

(4)	The Account was organized and began investment operations on May 1, 2004. However, performance prior to April 1, 2005 has been excluded from the table above due to the small size of the Account and differences in certain elements of the Account’s investment strategy during that time.

Hiring Sub-Advisors without Shareholder Approval

The Forward Funds’ Board of Trustees and shareholders of certain of the Funds, including the Forward Long/Short Credit Fund, have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the Investment Company Act of 1940 (the “1940 Act”) or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

WHO MAY INVEST IN THE FORWARD LONG/SHORT CREDIT FUND

Only “qualified investors” may invest in the Forward Long/Short Credit Fund. A “qualified investor” is defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” The term qualified client includes:

(a)	an individual who, or a corporation, partnership, trust or other company that, Forward Management (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse), of more than $1,500,000 at the time of the purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund. Qualified investors (or any persons acting on their behalf) must represent to the Forward Long/Short Credit Fund and Forward Management in writing that they are investing in the Fund for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Fund has imposed restrictions on sales of the Fund’s shares in order to prevent persons who are not qualified investors from purchasing them. Forward Management may rely on certain financial intermediaries to administer these restrictions with respect to certain omnibus and other account arrangements.

VALUATION OF SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is based on the Fund’s net asset value (“NAV”). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable contingent deferred sales charge (“CDSC”) or redemption fee.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity, or that are credit impaired, for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high-yield bonds may also take additional factors into consideration, such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities as discussed below.

Other portfolio securities or contracts (including options, futures, forwards and swaps) that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market

System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day. Securities or contracts traded on an exchange, contract market, NASDAQ or comparable over-the-counter market for which there has been no sale that day will be valued at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. The value of options on futures or swap contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. Certain investments, including options, futures, forwards and swaps, may trade in the over-the-counter market, and generally shall be valued by quotations obtained from a third party pricing service or dealers that make markets in such securities or otherwise determine the fair value of such securities as discussed below.

To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that the Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

The NAV per share of the Fund fluctuates as the market value of the Fund’s investments changes. NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses.

The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of the Fund’s securities may be determined through the use of a statistical research service or other calculation methodology. The Forward Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Forward Funds’ procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account through a broker-dealer that has established a financial intermediary agreement with the Funds’ Distributor or you can open an account directly with the Funds. To open an account directly with the Funds, you can mail a check or other negotiable bank draft (payable to the Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. For an Account Application, call (800) 999-6809. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number. Please see “Who May Invest In the Forward Long/Short Credit Fund” for more information regarding the requirement that only “qualified investors” may purchase shares of the Forward Long/Short Credit Fund.

After you have opened an account, subsequent purchases of shares can be made through your financial intermediary or directly with the Funds by mail or via the Internet. To purchase shares by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

To purchase Fund shares through the Internet, you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds, including information regarding the Fund’s sales charges and capital stock, and specific information about your account is also available on the web site.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

MINIMUM INITIAL INVESTMENT AMOUNT

The minimum initial investment amount is $25,000 for all accounts. Subsequent investments must be $1,000 or more. Financial Intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

SHARE CLASSES

The Fund offers Class A and Class C shares. Each class represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;

•	How much you intend to invest;

•	Total expenses associated with owning shares of each class; and

•	Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

SALES CHARGES

• Class A Shares

The maximum sales charge on the purchase of Class A shares of the Forward Long/Short Credit Fund is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price )
Dollar Amount Invested	Offering Price	NAV
$25,000.00 to $49,999.99	5.75%	6.10%	5.00%
$50,000.00 to $99,999.99	4.50%	4.71%	3.75%
$100,000.00 to $249,999.99	3.50%	3.63%	2.75%
$250,000.00 to $499,999.99	2.50%	2.56%	2.00%
$500,000.00 to $749,999.99	2.00%	2.04%	1.60%
$750,000.00 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000.00 & Above	0%	0%	up to 1.00%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 1.00% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a CDSC of 1.00%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Fund will use the first-in, first-out (FIFO) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2005 would be subject to the CDSC if they were redeemed on or prior to June 1, 2007. On or after June 2, 2007, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

• Class C shares

There is no sales charge on the purchase of Class C shares of the Forward Long/Short Credit Fund. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Fund because the distribution and service fees for the Class C shares is higher than the distribution and service fees for the Class A shares.

The Fund’s Distributor pays 1.00% of the amount invested to dealers who sell Class C shares of the Fund. Investors purchasing Class C shares pay a contingent deferred sales charge (“CDSC”) of 1% if such shares are held for less than one year. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen month” mark. As an example, shares purchased on January 1, 2007 would be subject to the CDSC if they were redeemed on or prior to July 1, 2008. On or after July 2, 2008, they would not be subject to the CDSC. The CDSC primarily goes to the Fund’s Distributor as reimbursement for the portion of the dealer concession it has paid to financial intermediaries.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3.	Letter of Intent. Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

Reinstatement Privilege

An investor who has sold Class A shares of the Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds within 120 days of the sale, provided that minimum investment and other applicable requirements are met, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Waiver of Initial Sales Charges

The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by:

•	Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.

•	Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.

•	Advisory accounts managed by SEC-registered investment advisers or bank trust departments.

•	Employees of designated asset management firms, other service providers, and their affiliates.

•	Immediate family members of all such persons.

•	Certain qualified plans, including pension funds, endowments, and other institutional funds.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•	Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $1,000.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999-6809 for additional information.

EXCHANGE PRIVILEGE

You can exchange your Class A or Class C shares of the Forward Long/Short Credit Fund for shares of a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are generally no fees for exchanges. However, if you exchange your shares of the Forward Long/Short Credit Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange before an exchange can be made. Exchanges must be for amounts of at least $1,000. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off time on the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds via email. By enrolling in this service, you will receive email notifications when your quarterly statements and confirmations are available via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To enroll, call (800) 999-6809 or visit www.forwardfunds.com to register.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. As a sale of your Fund shares, an automatic redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC and/or redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

SHORT-TERM REDEMPTION FEE

If you sell or exchange your shares of the Forward Long/Short Credit Fund within 180 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan, for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares, or for transactions necessitated by the death, disability or personal hardship of a shareholder. The investment advisor may waive the redemption fee on a case-by-case basis where collection of the fee is impractical, such as for pension funds, retirement plans and other shareholders investing through omnibus accounts, where the short-term holding period is the result of the shareholder’s plan for periodic rebalancing of assets, or in cases of natural disaster affecting shareholders; although the investment advisor reserves the right to impose the redemption fees on shares held by such shareholders at any time if warranted by the cost to the Fund of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, the sub-advisor, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

• By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

• By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

• By Systematic Withdrawal

You may elect to have monthly electronic transfers ($1,000 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $25,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals

• Via the Internet

To redeem Fund shares through the Internet, your account must be bank ACH active. The maximum amount that can be redeemed via the Internet at any one time is $50,000. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number (“PIN”). Second, go to www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission (“SEC”) orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

• By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

• By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

• By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders. For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction cost and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing Fund share transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such Funds’ procedures.

While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each, a “Plan”) for the Class A and Class C shares of the Forward Long/Short Credit Fund that allow the Fund to pay for the sale and distribution of its shares.

Under the Plan for the Class A shares, the Fund may pay one or more persons or entities a fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to its Class A shares for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A shares of the Fund.

Under the Plan for the Class C shares, the Fund may pay one or more persons or entities for the distribution of its Class C shares at an annual rate of up to 0.75% of the average daily net assets attributable to the Class C shares of the Fund.

Because these fees are paid out of assets attributable to the Fund’s Class A and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

In addition, Forward Funds has adopted Shareholder Services Plans with respect to the Class A and Class C shares of the Forward Long/Short Credit Fund. Under the Shareholder Services Plans, the Fund is authorized to pay third party service providers compensation in connection with providing services to shareholders of each respective Class. Payments under the Shareholder Services Plan for the Class A shares are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares of the Fund. Payments under the Shareholder Services Plan for the Class C shares are calculated daily and paid monthly at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Class C shares of the Fund.

Forward Management may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Fund. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Fund or its shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Fund or make it available to their customers. You may ask your financial intermediary for more information about these payments.

DIVIDENDS AND TAXES

The Fund expects to pay dividends of net investment income and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

TAX-EXEMPT INCOME

If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally not be subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax-exempt obligations would generally be taxable to shareholders. Although the Fund may satisfy the 50% requirement for paying exempt interest dividends, there can be no assurance that it will do so. Further, as discussed below, distributions of the Fund’s other income and gains will be generally includable in the taxable income of the Fund’s investors.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as ordinary income, or long-term capital gains or as an exempt interest dividend. The tax status of a particular distribution generally will be the same for all of the Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Fund will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions from the Fund.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange Fund shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If a loss is disallowed under the wash sale rules, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Forward Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Fund’s shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FINANCIAL HIGHLIGHTS

The Forward Long/Short Credit Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

FORWARD FUNDS PRIVACY POLICY

(Not a part of the Prospectus)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of Information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to non-affiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

FORWARD FUNDS

Forward Long/Short Credit Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISOR

Cedar Ridge Partners, LLC

ADMINISTRATOR

ALPS Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[__]

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Fund Services, Inc.

FORWARD LONG/SHORT CREDIT FUND

WANT MORE INFORMATION?

You can find out more about the Fund by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund’s annual and semi-annual reports, when available, will list the holdings of the Fund, describe the Fund’s performance, include the Fund’s financial statements, and discuss the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional and more detailed information about the Fund and is incorporated into, and therefore considered a part of, this Prospectus. The SAI also contains a description of the Fund’s policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809. Or go to www.forwardfunds.com and download a free copy.

2. Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.

3. Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

(800) 999-6809

Forward Long/Short Credit Fund

Statement of Additional Information

dated [                     ], 2006

Forward Funds (the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers fourteen investment portfolios (each, a “Fund” and collectively, the “Funds”). Only the Forward Long/Short Credit Fund (the “Fund”) is discussed in this Statement of Additional Information (“SAI”). There is no assurance that the Fund will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Fund, dated [                     ], 2006, which has been filed with the Securities and Exchange Commission (“SEC”). A copy of the Prospectus for the Fund may be obtained free of charge by calling the Fund’s distributor at (800) 999-6809.

ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers fourteen investment portfolios. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval.

This SAI pertains to Class A and Class C shares of the Forward Long/Short Credit Fund. The Fund is non-diversified.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently six Trustees, five of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

Haig G. Mardikian Age: 59	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).	14	None

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003+	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	14	None

Leo T. McCarthy Age: 76	Trustee, Nominating Committee Chairman	Since 1998+	President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	14	Director, Linear Technology Corporation, a manufacturing company (July 1994 to present)

Donald O’Connor Age: 70	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	14	Trustee of the Advisors Series Trust (15) (1997 to present)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

DeWitt F. Bowman Age: 75	Trustee, Audit Committee Vice-Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	14	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

J. Alan Reid, Jr. **** Age: 44	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co. LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	14	Director, FOLIOfn (2002 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee

Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 57	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006)	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Secretary	Since 2004**	General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997-2002)	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer at Forward Management since 2005 and Chief Legal Officer since June 2006; First Vice President and Senior Attorney at Morgan Stanley (1984-2005)	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of five members: Messrs. Domingues, Mardikian, McCarthy, O’Connor and Bowman. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2005 the Audit Committee convened three times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O’Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2005, the Nominating Committee convened one time.

The Pricing Committee consists of seven members: Messrs. O’Connor, Bowman, Reid, Garvin Jabusch, Mark Guadagnini, Ms. Mary Curran and Ms. Barbara Tolle. The Pricing Committee, in conjunction with the Investment Advisor (as defined herein) and Sub-Advisors (as defined herein), is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2005, the Pricing Committee convened four times.

The table below sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

NON-INTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**

Kenneth V. Domingues	A	E

Haig G. Mardikian	A	D

Leo T. McCarthy	A	C

Donald O’Connor	A	E

DeWitt F. Bowman	A	A

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
J. Alan Reid, Jr.	A	E

*	Information as of December [__], 2006.

**	Information as of December 31, 2005.

Key to Dollar Ranges

A	None
B	$1-$10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000

No Trustee who is not an interested person of the Trust owns any securities of the Funds’ investment advisor, any of the Funds’ Sub-Advisors (as defined herein), ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Trust pays each non-interested Trustee a retainer fee in the amount of $14,000 per year, $6,000 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). The Funds also pay each non-interested Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year and the Vice-Chairman of the Audit Committee receives a special retainer fee in the amount of $3,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds’ investment advisor or sub-advisors. As of December 31, 2005, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

Compensation Received From Funds (as of December 31, 2005)

Name and Position	Aggregate Compensation From Trust(1)		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex
J. Alan Reid, Jr. Trustee*	$	None	$0	$0	$	None
Kenneth V. Domingues, Trustee		$33,250	$0	$0		$33,250
Haig G. Mardikian, Trustee		$32,250	$0	$0		$32,250
Leo T. McCarthy, Trustee		$27,750	$0	$0		$27,750
Donald O’Connor, Trustee		$28,500	$0	$0		$28,500
DeWitt F. Bowman, Trustee(2)		$19,000	$0	$0		$19,000

*	Interested

(1)	Reflects compensation earned for service as a Director of Forward Funds, Inc., a separate entity from the Trust from which certain series of the Trust were reorganized effective July 1, 2005, and as a Trustee of the Trust from January 1 - December 31, 2005. Other than DeWitt F. Bowman, the Trustees were appointed as Trustees of the Trust effective May 1, 2005.

(2)	DeWitt F. Bowman was appointed as Trustee of the Trust effective January 1, 2006.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by limiting and delinieating the circumstances under which non-public information about the Funds’ portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

Forward Funds discloses the portfolio holdings of the Forward Long/Short Credit Fund quarterly on its web site at www.forwardfunds.com no sooner than one day after such information is filed with the SEC in a publicly available filing. The portfolio holdings for each quarter remain available on the web site for a minimum of six months following the date posted.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s Board of Trustees or the Chief Compliance Officer.

The Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefore. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	Legato Capital Management, LLC – Daily for the Forward Legato Fund with no delay.

2.	Vestek - Daily for the Forward Legato Fund with no delay.

3.	FactSet Research Systems Inc. - Daily for all Funds except the Forward Long/Short Credit Fund with no delay.

Acceptance by third parties who receive the information electronically constitutes affirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance their contractual duties and responsibilities, such as the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Funds’ investment advisor or sub-advisors may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Funds’ investment advisor or sub-advisors may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ investment advisor, sub-advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ investment advisor and sub-advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the respective Fund and subject to general supervision of the Trust’s Board of Trustees. Forward Management also has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction

Forward Management is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management supervises the activities of each sub-advisor and manages the assets of certain of the portfolios of the Trust directly, without the use of a sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry, holds approximately 95% of Forward Management’s securities, with the balance held by employees. ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. ReFlow/Forward Trust was organized as a California trust on March 1, 2005.

Forward Management has delegated the authority to manage the Forward Long/Short Credit Fund to the Sub-Advisor (as defined below). Forward Management has managed the Fund since its inception. The fourteen portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by the Sub-Advisor for the Fund. Certain information regarding the Sub-Advisor is described below.

Sub-Advisor

Forward Management has engaged the services of Cedar Ridge Partners, LLC (“Cedar Ridge” or the “Sub-Advisor” and together with other sub-advisors to the Forward Funds, the “Sub-Advisors”), 505 Park Avenue, 5th Floor, New York, NY 10022, to manage the assets of the Forward Long/Short Credit Fund. Cedar Ridge is a Delaware Limited Liability Company established in March 2004 and is a registered investment adviser under the Advisers Act. As of September 30, 2006, Cedar Ridge had assets under management of $37.9 million. As of September 30, 2006, founder Alan E. Hart owned 48% and Guy J. Benstead, as trustee for the Guy and Kelly Benstead Family Trust, owned 48% of Cedar Ridge, with the balance owned by other family entities.

Investment Management and Sub-Advisory Agreements

The Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund: 1.125% up to and including $500 million; 1.05% over $500 million up to and including $1 billion; and 0.975% over $1 billion.

Forward Management is also entitled to receive from the Fund a performance fee of 20% of the Fund’s performance, subject to a high watermark test. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance. “Performance” for this purpose is defined as changes in the Fund’s net asset value inclusive of adjustments for income, realized and unrealized gain or loss on securities, expenses, or other items, excluding distributions, which may affect the net asset value of the Fund calculated on a particular day. The Fund will not bear a fee for any day on which the Fund’s cumulative performance does not exceed its cumulative performance as of the day on which a performance fee was last accrued. The Fund will bear a performance fee for any day on which the Fund’s cumulative performance exceeds its cumulative performance as of the day on which a performance fee was last accrued. This high watermark test is measured from the Fund’s commencement of investment operations. Forward Management shall not be obligated to reimburse any accrued performance fees because of any negative performance occurring after their accrual. Any performance fee earned by Forward Management on a particular day (the “calculation day”) will be accrued (and therefore factored into the Fund’s net asset value calculation) on the subsequent day on which the Fund’s net asset value is calculated, but will not be factored into the net asset value determined on the calculation day.

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing the Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Fund pays its respective pro rata portion of the advisory fees payable by the Fund.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (“the Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates the Sub-Advisor out of the Investment Advisor’s revenues. All fees paid to the Investment Advisor by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund.

For the services provided pursuant to the Sub-Advisory Agreement with Forward Management, Cedar Ridge receives an investment sub-advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the fund: 0.75% up to $500 million; 0.70% over $500 million up to and including $1 billion; and 0.65% over $1 billion.

Forward Management also pays Cedar Ridge a performance fee of 14% of the Fund’s performance. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance and is calculated in the manner set forth above with respect to the performance fee paid to the Investment Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts will be available in the Forward Funds’ annual report to shareholders for the fiscal year ending December 31, 2006.

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Class A and Class C shares of the Forward Long/Short Credit Fund until January 1, 2009 to 1.50% and 2.25%, respectively. The expense limitations are exclusive of the performance fee, brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Forward Long/Short Credit Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. There is no assurance that these expense limitations will be continued beyond the date indicated.

The Sub-Advisor to the Forward Long/Short Credit Fund has contractually agreed to waive its fees in the same proportions as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rates stated in the Prospectus, provided that the net minimum sub-advisory fee payable will be equal to one-half of the fee otherwise payable to the Sub-Advisor.

Portfolio Managers

Cedar Ridge is the Sub-Advisor to the Forward Long/Short Credit Fund. The portfolio managers responsible for the day-to-day management of the portfolio are Alan E. Hart, Managing Partner of Cedar Ridge and Senior Portfolio Manager for the Fund, and Guy J. Benstead, a Partner of Cedar Ridge and Co-Portfolio Manager for the Fund.

The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Hart and Mr. Benstead managed as of September 30, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	1	$37.9	1	$34.2
Other accounts			$0	$0

Cedar Ridge will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. Potential conflicts of interest may arise because Cedar Ridge performs investment management services for other clients. As a result of the foregoing, the Sub-Advisor could have conflicts of interest in allocating its time and activity between the Fund and other entities, in allocating investments among the Fund and other entities and in effecting transactions for the Fund and other entities, including ones in which the Sub-Advisor could have a greater financial interest.

In addition, purchase and sale transactions may be effected between the Fund and the other entities or accounts subject to the following guidelines: (i) such transactions shall be effected for cash consideration at the current market price of the particular securities; and (ii) no extraordinary brokerage commissions or fees (except for customary transfer fees or commissions) or other remuneration shall be paid in connection with any such transaction.

From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Where less than the maximum desired principal amount of a particular security to be purchased is available at a favorable price, the principal amount purchased will be allocated among the Fund and the other clients in an equitable manner as determined by the Sub-Advisor. Further, it may not always be possible or consistent with the investment objectives of the other clients of the Sub-Advisor and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price; however, all transactions will be made on a “best execution” basis.

Mr. Hart and Mr. Benstead each receive a fixed annual salary and discretionary bonus compensation based upon the profitability of Cedar Ridge and its affiliates and their respective percentage ownership thereof.

The table below sets forth information regarding the ownership of the Fund by the portfolio managers responsible for the day-to-day management of the Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

Information as of December [        ], 2006

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Alan E. Hart	[__	]	[__	]
Guy J. Benstead	[__	]	[__	]

*	Key to Dollar Ranges

A	None

B	$1 - $10,000

C	$10,001 - $50,000

D	$50,001 - $100,000

E	$100,001 - $500,000

F	$500,001 - $1,000,000

G	Over $1,000,000

Distributor

The Fund offers its shares to the public on a continuous basis. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisor and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisor’s Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisor’s Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor and the Sub-Advisor are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor for the Forward Long/Short Credit Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisor’s proxy voting policies and procedures and any amendments.

Cedar Ridge Proxy Voting Guidelines

Cedar Ridge shall vote proxies related to securities held by any client in a manner that is in the best interest of the client. Cedar Ridge shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client).

Proxy votes generally will be cast in favor of proposals that maintain or strengthen the company’s business prospects, including but not limited to the quality of earnings, income, and cash flow, and maintain or increase overall enterprise value. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Cedar Ridge shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, Cedar Ridge shall avoid any direct or indirect conflict of interest raised by such voting decision. Cedar Ridge will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to Cedar Ridge or the business of Cedar Ridge. After informing the client of any potential conflict of interest, Cedar Ridge will take appropriate action.

Cedar Ridge shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

The following proposals will generally be voted as indicated below:

Corporate Governance Matters

1.	General

A. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

B. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

C. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported.

D. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

E. Proposals to require the company to expense stock options will be supported.

F. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

G. Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

2.	Election of Directors

A. In situations where no conflict exists and where no specific governance deficiency has been noted, proxies will be voted in support of nominees of management.

B. The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

C. A withhold vote generally will be made in the following circumstances:

•	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees; A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

•	A direct conflict exists between the interests of the nominee and the public shareholders;

•	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

•	A nominee serves on the board of directors for more than six companies (excluding investment companies).

3.	Anti-Takeover Matters

A. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws generally will be supported; proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions generally will not be supported.

B. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

Capitalization Changes

The following proposals generally will be voted as indicated below.

1.	The following proposals generally will be supported:

•	Proposals to create a new class of preferred stock or for issuances of preferred stock.

•	Proposals to reduce the number of authorized shares of preferred stock, or to eliminate classes of preferred stock.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

Compensation

The following proposals generally will be voted as indicated below.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements generally will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

Fund’s Proxy Voting Records

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 will be available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds’ administrator and transfer agent. As Administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AFS fees based on the average net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees pursuant to distribution or service plans; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. The Trust has agreed to compensate the Investment Advisor in the amount of $125,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plan

The Forward Long/Short Credit Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (each, a “Distribution Plan”). The purpose of each Distribution Plan is to permit the Fund to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A and Class C shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Sub-Advisor the ability to purchase and redeem securities without forcing the Sub-Advisor to make unwanted sales of existing portfolio securities.

The Fund pays the fees to the Distributor under the Distribution Plans on a monthly basis at annual rates not to exceed 0.25% and 0.75%, respectively, of the Fund’s average net assets attributable to Class A and Class C shares. Expenses acceptable for payment under the Distribution Plans for the Class A and Class C shares include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A and Class C shares of the Fund, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Class A and Class C shares related to implementing and operating the Distribution Plan. Fees under the Distribution Plans may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because the fees under the Distribution Plans are paid out of the Fund’s assets attributable to the Class A and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A or Class C shares and may cost you more than paying other types of sales charges. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by a recipient.

Broker-dealers or others may not be eligible to receive payments under the Distribution Plan for Class C shares until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify the Distribution Plan at any time. Payments are subject to the continuation of the Distribution Plan described above and the terms of service agreements between dealers and the Distributor.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as “Disinterested Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees. The Distribution Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of the Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the Fund, or (ii) the Disinterested Trustees.

The Funds participate from time to time in joint distribution activities. Fees paid under the Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Fund.

Shareholder Services Plans

The Forward Long/Short Credit Fund also has Shareholder Services Plans, which are separate from the Distribution Plans described above, currently in effect with respect to the Class A and Class C shares of the Fund (each, a “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plans in accordance with their terms. Under the Shareholder Services Plans, the Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A and Class C shareholders of the Fund in amounts not to exceed 0.10% and 0.25%, respectively, of the average daily net assets attributable to each class of shares.

Under the Shareholder Services Plans, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plans are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event a Shareholder Services Plan is terminated with respect to the Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under a Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plans have been approved by the Trust’s Board of Trustees, including all of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act. The Shareholder Services Plans must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plans, cast in person at a meeting called for that purpose. The Shareholder Services Plans may be terminated as to the Trust at any time, without any penalty, by such Trustees or by a vote of a majority of the Trust’s outstanding shares on 60 days’ written notice.

Any change in a Shareholder Services Plan of the Fund that would amend the Shareholder Services Plan or materially increase the expenses paid by the Fund requires approval by the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under each Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net asset value over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. Non-fundamental policies of the Fund may be changed by the Trust’s Trustees without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Forward Long/Short Credit Fund may not:

1.	Issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with applicable regulatory guidance.

2.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

3.	Invest more than 25% of the total value of its assets in a particular industry sector.

4.	Purchase or sell commodities or commodity contracts, except that the Fund may engage in futures and other derivative transactions as described in the Prospectus or SAI.

5.	Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

6.	Make loans, except to the extent permitted by the 1940 Act. Without limitation of the previous sentence, the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Fund’s investments is set forth below. From time to time, the Fund may purchase these securities or enter into these strategies to an extent that is more than incidental.

Equity Securities

The Fund may invest in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of the Fund’s equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by agencies or instrumentalities of the U.S.

government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. The Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in shares of other investment companies including exchange traded funds. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect the Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Fund may perform “dividend rolls.” A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. Other types of swap tranmsactions may include total return swaps and credit default swaps. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of

Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If the Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed.

Swap Agreements

The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset owenrship without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps as defined above (see Swap Agreements). An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap contract (in the case of a call option) or to sell a specified security, futures contract or swap contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Fund may write a call or put option only if the option is “covered.” A call option on a security, index or futures contract written by a fund is “covered” if the fund owns the underlying security, index or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security, index or futures contract is also covered if the Fund holds a call on the same security, index or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security, index or futures contract written by the Fund is “covered” if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security, index or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index or futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will cover call options on securities or swap indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities or swap index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities or swap indices that it writes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures or swap contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures or swap contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures or swap contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures or swap contract, writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures or swap contract and the changes in value of the Fund’s investment holdings being hedged.

The Fund may purchase call options on individual securities or futures or swap contracts to hedge against an increase in the price of securities or futures or swap contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures or swap contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

The Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities or swap indices. For example, there are significant differences between the securities or swaps and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate, credit linked, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market. Pursuant to applicable regulatory exemptions, the Fund and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Fund may invest in illiquid or restricted securities if the Sub-Advisor believes that they present an attractive investment opportunity. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that the Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

The Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Borrowing

The Fund may borrow money from banks to increase its holdings of portfolio securities and other instruments, and for liquidity purposes. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund may engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. Loans for temporary purposes not exceeding 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) are excepted from these limitations.

Convergence Risk

The Fund may pursue relative value strategies by taking long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived valuations underlying the Fund’s trading positions were to fail to converge toward, or were to diverge further from, the Sub-Advisor’s expectations, the Fund may incur a loss.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. government securities to cover any loans. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, the Fund could experience delays in recovering its securities and possible capital losses.

Debt Securities

The Fund may invest in debt securities rated investment grade and below investment grade. Securities rated in the “Baa” category or above by Moody’s Investors Service (“Moody’s”), or “BBB” category or above by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”) or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors are referred to as investment grade securities. Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Such debt securities may include preferred stocks, corporate bonds and notes, municipal bonds, and short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The Fund may invest its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in below investment grade securities. without restriction.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. The rate of interest on a debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated “C” by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P or Fitch are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Privatizations

The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Fund’s investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in the Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political diplomatic and economic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

ReFlow

The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisor or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisor with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Fund’s usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Fund and its shareholders.

Small Capitalization Stocks

The Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Fund expects to have a portfolio turnover rate in excess of 100%. A high turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary from year to year, as well as within a particular year.

Defensive Positions; Cash Reserves

Under adverse economic, political or other market conditions or to meet anticipated redemption requests, the Fund may not follow its principal investment strategy. Under such conditions, the Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

PORTFOLIO TRANSACTIONS

The Investment Advisor or Sub-Advisor is authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement and/or Sub-Advisory Agreement, the Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisor, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisor are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect the Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Fund or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Fund’s portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by the Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of the Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Sub-Advisor. In the case of such “cross” transactions the Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure that the transaction is fair to the Fund. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Fund on an agency basis and may be paid brokerage commissions from the Fund for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2003, 2004 and 2005, the Forward Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

For Class A shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund’s broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the Securities Act of 1933, as amended.

The Investment Advisor, at its expense, may provide additional promotional incentives to dealers in connection with sales of the Fund. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Reduced Sales Charges for Class A Shares

Class A shares of the Fund may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the prospectus.

2.	Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)	The investor’s current purchase;

(ii)	The net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

(iii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.	Sign a Letter of Intent: Investors may purchase Class A shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest a minimum of $50,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder’s Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor’s option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor’s dealer returns any excess commissions previously received.

Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 999-6809 to receive the appropriate form.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Fund’s Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.	Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase for the Forward Long/Short Credit Fund. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Fund liquidates portfolio securities to meet redemptions, the Fund reserves the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

The Forward Funds impose a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Forward Long/Short Credit Fund within 180 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The Forward Funds impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% for sale within eighteen months of purchase of Class A shares of the Fund for which the investor did not pay a front-end sales charge.

The holding period for Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class C shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of the Fund’s shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity, or that are credit impaired, for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value).

For most debt securities, Forward Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities as discussed below.

Other portfolio securities or contracts (including options, futures, forwards and swaps) that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day. Securities or contracts traded on an exchange, contract market, NASDAQ or comparable over-the-counter market for which there has been no sale that day and will be valued at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. The value of options on futures or swap contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. Certain investments, including options, futures, forwards and swaps, may trade in the over-the-counter market, and generally shall be valued by quotations obtained from a third party pricing service or dealers that make markets in such securities or otherwise determine the fair value of such securities as discussed below.

Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with policies and procedures established by, and under the general supervision of, the Board of Trustees. These policies and procedures are intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures or swap contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures or swap contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using Forward currency exchange contracts will have a market value determined by using the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Fund generally values its holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Trustees or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Trustees. The Trust may retain a statistical research service to assist in determining the fair value of securities and other holdings. Such a service would utilize statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service would be based on the data utilized by the service. Fair values determined by such a service may not be indicative of the price that the Fund could obtain for a security if it were to dispose of the security as of the time of pricing.

The NAV per share of the Fund will fluctuate as the value of the Fund’s investments change. NAV per share for the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund’s outstanding shares. The NAV of different classes of shares of the same Fund will differ due to differing class expenses.

Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to the Fund. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Fund’s Prospectus.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Fund will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Fund under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Fund may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Fund reserves the right to invest the check in additional shares of the Fund at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would generally be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Fund’s distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Fund’s shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Fund’s investment company taxable income or net capital gains (or from net tax exempt interest dividends as discussed below) may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, if any, will be declared and paid annually. Capital gains, if any, will be declared and paid in November. Income dividends, if any, will be declared and paid in December.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010 in the absence of Congressional action.

Tax-Exempt Income

If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally be not subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax –exempt obligations would generally be taxable to shareholders. Although the Fund may satisfy the 50% requirement for paying exempt interest dividends, there can be no assurance that it will do so.

Interest on municipal bonds purchased by the Fund is believed to be free from regular federal income tax based on opinions issued by bond counsel to the issuer. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding

The Fund generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities (including certain tax-exempt municipal obligations) may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. The Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. The Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Fund may perform “dividend rolls.” A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, the Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Currency Fluctuation - Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrue income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

The Fund may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If the Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Other Investment Companies

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Other Tax Matters

The Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Liquidation of Fund

The Board of Trustees of the Trust may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the portfolio described in the Prospectus and this SAI and thirteen other portfolios described in separate prospectuses and SAIs. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

The following persons owned of record or beneficially, as of December [    ], 2006, 5% or greater of any class of the Forward Long/Short Credit Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
[______________]	[_______]	[_____]	[____]
[______________]	[_______]	[_____]	[____]
[______________]	[_______]	[_____]	[____]
[______________]	[_______]	[_____]	[____]

The following persons owned of record or beneficially, as of December [    ], 2006, 25% or greater of the Forward Long/Short Credit Fund’s outstanding equity securities:

Name and Address of Shareholder	Percent of Fund
[______________]	[___]

[As of December [    ], 2006, [            ] held of record substantially all of the outstanding shares of the Fund. As a result, [            ] will be able to affect the outcome of matters presented for a vote of the Fund’s shareholders.]

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Fund’s Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their investments in the Fund through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

[                            ] acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

You may obtain a Prospectus, Annual Report or Semi-Annual Report (when available) at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

FORWARD FUNDS

PART C: OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)(1)	Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 33 to this Registration Statement filed with Commission on February 9, 2006.

(a)(2)	Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Exhibit (a)(2) Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(a)(3)	Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust, to be filed by subsequent amendment.

(b)	Amended and Restated By-Laws of the Registrant incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(c)	Not applicable.

(d)(1)	Investment Management Agreement between the Registrant and Forward Management LLC (the “Advisor”) dated as of May 1, 2005 with respect to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Opportunities Fund (formerly known as the Forward Emerald Technology Fund) (collectively, the “Forward Emerald Funds”) incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(2)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust (f/k/a Emerald Advisers, Inc.) (“EMFAT”), with respect to the Forward Emerald Funds, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(3)(a)	Investment Management Agreement between the Registrant and the Advisor dated as of July 1, 2005 (the “July 2005 Management Agreement”) with respect to the Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund, Forward International Equity Fund (formerly known as the Forward Hansberger International Growth Fund), Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund, Sierra Club Stock Fund, Sierra Club Balanced Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(3)(b)	Revised Appendix A to the July 2005 Investment Management Agreement, incorporated by reference to Exhibit (d)(3)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(d)(3)(c)	Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward Long/Short Credit Fund, to be filed by subsequent amendment.

(d)(4)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of July 1, 2005, with respect to the International Small Companies Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

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(d)(5)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of July 1, 2005 with respect to the Forward Global Emerging Markets Fund, incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(d)(6)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of September 1, 2005 with respect to the Forward International Equity Fund, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(d)(7)	Amended and Restated Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC dated as of June 24, 2005 with respect to the Forward Hoover Small Cap Equity Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(d)(8)	Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Hoover Mini-Cap Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(d)(9)	Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 with respect to the Forward Uniplan Real Estate Investment Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(10)	Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc. dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(11)	Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(12)	Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC, with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(13)	Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 with respect to the Sierra Club Equity Income Fund, incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(14)	Form of Sub-Advisory Agreement among the Registrant, the Advisor and Affinity Investment Advisors, LLC (“Affinity”) with respect to the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(d)(15)	Sub-Advisory Agreement among the Registrant, the Advisor and Affinity with respect to the Forward Large Cap Equity Fund, to be filed by subsequent amendment.

(d)(16)	Sub-Advisory Agreement among the Registrant, the Advisor and Cedar Ridge Partners, LLC (“Cedar Ridge”) with respect to the Forward Long/Short Credit Fund, to be filed by subsequent amendment.

(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“ALPS Distributors”), dated as of September 30, 2004, incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

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(e)(2)	Amended Schedule A to the Distribution Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(e)(3)	Amended Schedule A to the Distribution Agreement, to be filed by subsequent amendment.

(f)	None.

(g)(1)(a)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), dated as of June 30, 2005, with respect to the Predecessor Funds incorporated by reference to Exhibit (g)(2)(a) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(g)(1)(b)	Amended Appendix A to the Custodian Agreement between the Registrant and BBH, incorporated by reference to Exhibit (g)(1)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(1)(a)	Fund Accounting and Administration Agreement between the Registrant and ALPS Mutual Funds Services, Inc., now known as ALPS Fund Services, Inc. (“ALPS”), dated as of September 12, 2005, incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(1)(b)	Amended Appendix A to the Fund Accounting and Administration Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(1)(b) Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(1)(c)	Amended Appendix A to the Fund Accounting and Administration Agreement between the Registrant and ALPS, to be filed by subsequent amendment.

(h)(2)(a)	Transfer Agency and Service Agreement between the Registrant and ALPS, dated as of September 12, 2005, incorporated by reference to Exhibit (h)(3)(a) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(2)(b)	Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(2)(c)	Amended Schedule A to the Transfer Agency and Services Agreement between the Registrant and ALPS, to be filed by subsequent amendment.

(h)(3)(a)	Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, dated as of September 12, 2005, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(3)(b)	Amended Schedule I to the Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(3)(c)	Amended Schedule I to the Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, to be filed by subsequent amendment.

(h)(4)(a)	Shareholder Services Plan for the Class A, Investor Class and Institutional Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

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(h)(4)(b)	Amended Exhibit A to the Shareholder Services Plan for the Class A, Investor Class and Institutional Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, and the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (h)(4)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(4)(c)	Amended Exhibit A to the Shareholder Services Plan for the Class A, Investor Class and Institutional Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and Forward Long/Short Credit Fund, to be filed by subsequent amendment.

(h)(5)	Shareholder Services Plan for the Class C shares of the Forward Long/Short Credit Fund, to be filed by subsequent amendment.

(h)(6)(a)	Expense Limitation Agreement for the Forward International Equity Fund (Investor Class shares) dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(a) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(b)	Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(b) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(c)	Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(c) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(d)	Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(d) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(e)	Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(e) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(f)	Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Institutional Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(f) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(g)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class shares) dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(g) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(h)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class shares) dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(h) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(i)	Expense Limitation Agreement for the Forward International Small Companies Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(j)	Expense Limitation Agreement for the Forward International Small Companies Fund (Institutional Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(j) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

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(h)(6)(k)	Expense Limitation Agreement for the Forward International Small Companies Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(k) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(l)	Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(l) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(m)	Expense Limitation Agreement for the Forward Legato Fund (Institutional Class shares) dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(m) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(n)	Expense Limitation Agreement for the Forward Legato Fund (Class A shares) dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(n) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(o)	Expense Limitation Agreement for the Sierra Club Stock Fund (Class A shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(r) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(p)	Expense Limitation Agreement for the Sierra Club Equity Income Fund (Investor Class shares) dated as of January 2, 2006, incorporated by reference to Exhibit (h)(5)(s) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(h)(6)(q)(1)	Expense Limitation Agreement for the Forward Emerald Funds dated as of May 1, 2005, incorporated by reference to Exhibit (h)(6)(r) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(6)(q)(2)	Amended Exhibit A to the Expense Limitation Agreement for the Forward Emerald Funds dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(r)(1) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(6)(r)	Expense Limitation Agreement for the Forward Large Cap Equity Fund (Class A shares), incorporated by reference to Exhibit (h)(5)(r) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(6)(s)	Expense Limitation Agreement for the Forward Large Cap Equity Fund (Investor Class shares), incorporated by reference to Exhibit (h)(5)(s) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(6)(t)	Expense Limitation Agreement for the Forward Large Cap Equity (Institutional Class shares), incorporated by reference to Exhibit (h)(5)(t) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(6)(u)	Expense Limitation Agreement for the Forward Long/Short Credit Fund (Class A shares), to be filed by subsequent amendment.

(h)(6)(v)	Expense Limitation Agreement for the Forward Long/Short Credit Fund (Class C shares), to be filed by subsequent amendment.

(h)(7)	Compliance Support Services Agreement between the Registrant and the Advisor dated as of January 1, 2006, incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(i)	Legal opinion of Dechert LLP, to be filed by subsequent amendment.

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(j)	Powers of Attorney, filed herewith.

(k)	Not Applicable.

(l)	Subscription Agreement between The HomeState Group and Forward Funds (f/k/a Emerald Mutual Funds), incorporated by reference to Exhibit (l)(3) to Post-Effective Amendment No. 26 to this Registration Statement filed with the Commission on February 28, 2005.

(m)(1)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Growth Fund - Class A Shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(2)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Banking and Finance Fund - Class A shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(3)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Opportunities Fund - Class A Shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(4)	Rule 12b-1 Distribution Plan (Rule 12b-1 Plan) for Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund - Class C Shares, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(5)(a)	Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(m)(5)(b)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund the Sierra Club Stock Fund and Forward Large Cap Equity Fund, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(m)(6)(a)	Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(m)(6)(b)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Sierra Club Stock Fund and the Forward Large Cap Equity Fund incorporated by reference to Exhibit (m)(6)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(m)(7)	Distribution Plan pursuant to Rule 12b-1 for the Class A shares of the Forward Long/Short Credit Fund, to be filed by subsequent amendment.

(m)(8)	Distribution Plan pursuant to Rule 12b-1 for the Class C shares of the Forward Long/Short Credit Fund, to be filed by subsequent amendment.

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(n)(1)	Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(n)(2)	Multiple Class Plan pursuant to Rule 18f-3, to be filed by subsequent amendment.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(p)(2)	Code of Ethics of the Advisor, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(p)(3)	Code of Ethics of Pictet International Management Limited, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(p)(4)	Code of Ethics of Hoover Investment Management Co., LLC, incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(5)	Code of Ethics of Forward Uniplan Advisors, Inc., incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(6)	Code of Ethics of Conestoga Capital Advisors, LLC, incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(7)	Code of Ethics of Netols Asset Management Inc., incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(8)	Code of Ethics of Riverbridge Partners, LLC, incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.,.

(p)(9)	Code of Ethics of EMFAT, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 23 to this Registration Statement filed with the Commission on August 27, 2004.

(p)(10)	Code of Ethics of ALPS Distributors, incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(p)(11)	Code of Ethics of Affinity Investment Advisors, LLC, incorporated by reference to Exhibit (p)(11) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(p)(12)	Code of Ethics of Cedar Ridge, to be filed by subsequent amendment.

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ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

Registrant is controlled by its Board of Trustees. Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies. (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

ITEM 25.	INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), attached as Exhibit (a) to Post-Effective Amendment No. 33 to this Registration Statement, and Amended and Restated By-Laws, attached as Exhibit (b) to Post-Effective Amendment No. 35, provide among other things, that current and former trustees and officers who were or are a party or are threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

The Distribution Agreement, filed as Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement, provides for indemnification of ALPS Distributors, its officers and directors and any person who controls ALPS Distributors.

The Registrant has in effect a directors’ and officers’ liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

Forward Management performs investment advisory services for Registrant. The directors and officers of Forward Management and their other business affiliations for the past two fiscal years are:

Name and Title	Name and Address of other Business Connections	Dates	Title, Capacity of Engagement, Description of Business
J. Alan Reid, Jr., President	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	President and Director, registered investment adviser

	ReFlow Fund 433 California Street Suite 1100 San Francisco, CA 94104	2002 to present	President and Director, investment services company

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	Forward Funds 433 California Street Suite 1100 San Francisco, CA 94104	2001 to present	President and Trustee, registered investment company

	FOLIOfn, Inc. 8000 Towers Crescent Drive Suite 1500 Vienna, VA 22182	2002 to present	Director, financial services company

	Finaplex 601 Montgomery Street Suite 1700 San Francisco, CA 94111	2002 to present	Advisory Board Member, software company

	SunGard Expert Solutions 8910 University Center Lane Suite 700 San Diego, CA 92122	1998 to present	Advisory Board Member, software company

Mary Curran, General Counsel and Secretary	Forward Funds 433 California Street Suite 1100 San Francisco, CA 94104	2004 to present	Secretary, registered investment company

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	June 2004 to present	Secretary, registered investment adviser

Jeremy W. Deems, Chief Financial Officer	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	June 2004 to present	Chief Financial Officer and Treasurer, registered investment adviser

	ReFlow Fund 433 California Street Suite 1100 San Francisco, CA 94104	July 2004 - present	Treasurer, investment service company

	Forward Funds 433 California Street Suite 1100 San Francisco, CA 94104	January 2004 - March 2006	Treasurer, registered investment company

Judith M. Rosenberg, Chief Compliance Officer	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	July 2005 - present	Chief Compliance Officer, registered investment adviser

	Morgan Stanley 1585 Broadway New York, NY 10036	December 1984 - June 2005	Attorney, financial services company

Gordon P. Getty, Chairman of the Board	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Chairman of the Board, registered investment adviser

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Philip D. DeFeo, Director	Pacific Exchange 301 Pine Street, San Francisco, CA	June 1999 - December 2005	Chairman and CEO, securities exchange

	Computershare, Melbourne, Australia	January 2002 - present	Vice Chairman and Non-Executive Director, financial services provider

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	September 2005 to present	Director, registered investment adviser

James J. Halligan, Director	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Director, registered investment adviser

William A. Prezant, Director	Prezant & Mollath Attorneys at Law 6560 SW McCarran Blvd. Reno, NV 89509	1988 to present	Self-employed, law practice

	Torrey International Strategy Partners 505 Park Avenue 5th Fl. New York, NY 10022	November 2002 to present	Manager (Director), registered investment company

	Torrey US Strategy Partners 505 Park Avenue 5th Fl. New York, NY 10022	September 2002 to present	Manager (Director), registered investment company

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	September 2005 to present	Director, registered investment adviser

Thomas E. Woodhouse, Director	Minerva Office Management, Inc. 1325 Airmotive Way Suite 340 Reno, Nevada 89502	January 2002 to present	Trust Administrator, President; trust administration company

	Vallejo Investments, Inc. One Embarcadero Center Suite 1050 San Francisco, CA 94111	January 2002 to present	CEO, family office

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Director, registered investment adviser

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Cedar Ridge performs investment advisory services for Registrant. The partners of Cedar Ridge and their other business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business
Alan E. Hart, Managing Partner	Bear Stearns & Co. Inc. 383 Madison Avenue New York, NY 10179	February 1996 - March 2004	Managing Director, Investment Banking - Municipal Finance

Guy J. Benstead, Partner	Bear Stearns & Co. Inc. 383 Madison Avenue New York, NY 10179	February 1991 - March 2005	Managing Director, Institutional Fixed-Income Sales

ITEM 27.	PRINCIPAL UNDERWRITERS

(a) The sole principal underwriter for each series of the registrant is ALPS Distributors which acts as distributor for the Registrant and the following other funds: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLPDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W.P. Stewart & Co. Growth Fund, Inc., Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund and WisdomTree Trust.

ALPS Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. ALPS Distributors is located at 1625 Broadway, Suite 2200, Denver, CO 80202.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, the distributor for Registrant, are as follows:

Name and Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Thomas A. Carter	Managing Director-Sales and Finance and Treasurer	None
Edmund J. Burke	Director and President	None
Jeremy May	Managing Director-Operations and Client Services and Secretary	None
Tané T. Tyler	Chief Legal Officer	None
Bradley J. Swenson	Chief Compliance Officer	None
Diana Adams	Vice President, Controller	None

*	C/O ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

(c) Commissions and other compensation received, directly or indirectly, from the Forward Funds during the last fiscal year by ALPS Distributors, the Registrant’s unaffiliated principal underwriter, were as follows:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
None	None	None	None

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant’s transfer agent are

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maintained by ALPS, 1625 Broadway, Suite 2200, Denver, CO 80202. Records relating to the duties of the Registrant’s custodian are maintained by BBH, 40 Water Street, Boston, MA 02109. Certain other books and records are maintained at the offices of the Registrant at 433 California Street, 11th Floor, San Francisco, CA 94104.

ITEM 29.	MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.	UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 13th day of October, 2006.

FORWARD FUNDS

/s/ J. ALAN REID, JR.
J. Alan Reid, Jr. PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/S/ J. ALAN REID, JR. J. Alan Reid, Jr.	President and Trustee	October 13, 2006

/S/ HAIG G. MARDIKIAN* Haig G. Mardikian	Trustee	October 13, 2006

/S/ DONALD O’CONNOR* Donald O’Connor	Trustee	October 13, 2006

/S/ KENNETH V. DOMINGUES* Kenneth V. Domingues	Trustee	October 13, 2006

/S/ DEWITT F. BOWMAN* DeWitt F. Bowman	Trustee	October 13, 2006

/S/ BARBARA TOLLE Barbara Tolle	Treasurer	October 13, 2006

*By:	/s/ BARBARA TOLLE
Barbara Tolle Attorney-in-Fact

Exhibit List

Item #23	Description

(j)	Powers of Attorney